Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vista Gold Corp. (the "Corporation") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Corporation does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Date: August 14, 2002                  By: /s/ Ronald J. McGregor
                                           -------------------------------------
                                           Ronald J. McGregor
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)


Date: August 14, 2002                  By: /s/ John F. Engele
                                           -------------------------------------
                                           John F. Engele
                                           Vice President Finance and Chief
                                           Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)